Summary Prospectus
January 31, 2021

Wasatch Micro Cap Fund®
Investor: WMICX — Institutional: WGICX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com.You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2021, are incorporated by reference into this summary prospectus.
Beginning on January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.551.1700 or by enrolling in “eDelivery” by logging into your account at https.//wasatchfunds.olaccess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.551.1700 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through your financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with the Fund.
Investment Objectives
The Fund’s primary investment objective is long-term growth of capital. Income is a secondary objective, but only when consistent with long-term growth of capital. Currently, we do not expect the Fund’s investments to generate substantial income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, sell or hold shares of the Fund.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.50%	1.50%
Other Expenses	0.16%	0.12%
Total Annual Fund Operating Expenses[1]	1.66%	1.62%
Expense Reimbursement	—	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.66%	1.60%
[1]	Wasatch Advisors, Inc., doing business as Wasatch Global Investors, (Advisor), the Fund’s investment advisor, has contractually agreed to reimburse the Investor Class and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.95% and 1.60%, respectively, of average daily net assets until at least January 31, 2022 (excluding interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business). The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Micro Cap Fund — Investor Class	$169	$523	$902	$1,965
Micro Cap Fund — Institutional Class	$163	$509	$879	$1,920
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in growing micro cap companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of micro-capitalization companies. The Fund considers a company to be a micro-capitalization company if its market capitalization, at the time of purchase, is less than the larger of $1.5 billion or the market capitalization of the largest company in the Russell Microcap® Index as of its most recent reconstitution date. The Russell Microcap Index reconstitution date is typically each year on or around July 1st. As of the 2020 reconstitution date, the market capitalization of the largest company in the Russell Microcap Index was $1.5 billion. The market capitalization of the largest company in the Russell Microcap Index is subject to change at its next reconstitution date.
The Fund may invest up to 30% of its total assets at the time of purchase in securities issued by foreign companies in developed markets, emerging markets, or frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies and are not subject to this limitation.
We focus on companies that we consider to be high quality. We use a process of “bottom-up” fundamental analysis to look for companies that we believe have the potential to grow faster than the gross domestic product (GDP) growth of the United States. Our analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.

The Fund seeks to purchase stocks at prices we believe are reasonable relative to our projection of a company’s long-term earnings growth rate. The Fund’s secondary objective of income is achieved when fast growing portfolio companies pay dividends, generated by cash flow, typically after achieving growth targets.
The Fund may invest a large percentage of its assets in a particular region or market, including Europe and the United Kingdom.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, health care, industrials, and information technology.
The Fund may invest in initial public offerings (IPOs).
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Global Pandemic Risk. The value of the Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations across many industries, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in health care service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in the Fund.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in a general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock.  Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility.  The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.  The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.

Micro Cap Company Stock Risk. Micro cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. More specifically, with respect to the impact of currency exchange rates on the value of foreign currency-denominated foreign securities, when the Fund executes securities transactions in a foreign currency and holds foreign securities, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar.  The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar.  While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokerage industries, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in that country.
Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, the U.K. has commenced the official withdrawal process from the EU commonly referred to as “Brexit.” The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries. For example, Brexit could cause market and currency volatility, economic uncertainty, labor disruptions, political instability and uncertainty, and regulatory uncertainty for companies operating in the U.K. but that rely on cross-border labor and trade. During this period of political, legal and commercial uncertainty, the negative impact on not only the U.K. and European economies, but also on the broader global economy, could be significant. These uncertainties could potentially result in increased market volatility and illiquidity and lower growth for companies that rely significantly on the U.K. or on Europe for their business activities and revenues.
Liquidity Risk. The trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.
Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund over the time periods indicated to that of a broad-based market index.  After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. The Institutional Class of the Fund commenced operations on January 31, 2020 and does not have a full calendar year of performance, therefore no past performance for such class is available.  Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Micro Cap Fund — Investor Class
Year by Year Total Returns
Best and Worst Quarterly Returns
Best — 6/30/2020	48.69%
Worst — 3/31/2020	-24.80%

Average Annual Total Returns (as of 12/31/20)	1 Year	5 Years	10 Years
Investor Class (Inception Date 6/19/1995)
Return Before Taxes	64.71%	28.65%	18.12%
Return After Taxes on Distributions	62.58%	24.88%	15.86%
Return After Taxes on Distributions and Sale of Fund Shares	39.80%	22.23%	14.47%
Russell Microcap® Index* (reflects no deductions for fees, expenses or taxes)	20.96%	11.89%	10.55%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*All rights in the Russell Microcap Index vest in the relevant LSE Group company, which owns this index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. This index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in this index or (b) investment in or operation of the Fund or the suitability of this index for the purpose it is being used herein.

Portfolio Management
Investment Advisor
Wasatch Advisors, Inc. d/b/a Wasatch Global Investors
Portfolio Manager
Ken Korngiebel, CFA Lead Portfolio Manager Since 2017
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter
•	Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•	Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•	You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•	To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•	To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•	Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
Investor: WMICX — Institutional: WGICX